                          Janus
Consultant II             Flexible
                          Income

                                        From           02-Jan-94
                                        to             31-Dec-97

                                        # of years    3.994524298

                             $ Value    Unit Value    # Units     End Value
Initial Deposit   02-Jan-94       1000         9.96   100.4016064
                  31-Dec-94                9.738575             0
                  31-Dec-95               11.888902             0
                  31-Dec-96               12.794844             0
                  31-Dec-97               14.094174             0

Resulting Value   31-Dec-97               14.094174   100.4016064  $1,415.08

    No Surrender Charges. Surrender Value = End Value   $1,415.08
                                        annualized          9.08%
                                        cumulative         41.51%
                                     _             _       _          _
Formulas                            |  1415.077711  |  ^  |     1      |
                                    | ------------- |     | ---------- |
               Annualized   9.08% = |_     1000    _|     |_   3.99   _|  -1

                                     _             _
                                    |  1415.077711  |
                                    | ------------- |
               Cumulative  41.51% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                          Janus
Consultant II             Balanced


                                        From             02-Jan-94
                                        to               31-Dec-97

                                        # of years      3.994524298

                             $ Value    Unit Value      # Units      End Value
Initial Deposit  02-Jan-94        1000          10.65   93.89671362
                 31-Dec-94                  10.576596             0
                 31-Dec-95                  13.008704             0
                 31-Dec-96                  14.896411             0
                 31-Dec-97                  17.927312             0

Resulting Value  31-Dec-97                  17.927312   93.89671362  $1,683.32

    No Surrender Charges. Surrender Value = End Value     $1,683.32
                                        annualized           13.93%
                                        cumulative           68.33%
                                       _             _       _           _
                                      |  1683.315681  |  ^  |      1      |
Formulas                              | ------------- |     | ----------- |
               Annualized   13.93% =  |_     1000    _|     |_   3.99    _|   -1

                                       _             _
                                      |  1683.315681  |
                                      | ------------- |
               Cumulative   68.33% =  |_     1000    _|   -1

This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                         Janus
Consultant II            Worldwide


                                       From              02-Jan-94
                                       to                31-Dec-97

                                       # of years       3.9945243

                            $ Value    Unit Value       # Units      End Value
Initial Deposit  02-Jan-94      1000           11.93    83.82229673
                 31-Dec-94                 11.899822              0
                 31-Dec-95                 14.938949              0
                 31-Dec-96                 18.999349              0
                 31-Dec-97                  22.87487              0

Resulting Value  31-Dec-97                  22.87487    83.82229673  $1,917.42

    No Surrender Charges. Surrender Value = End Value     $1,917.42
                                        annualized           17.70%
                                        cumulative           91.74%
                                    _             _       _           _
Formulas                           |  1917.424141  |  ^  |      1      |
                                   | ------------- |     | ----------- |
             Annualized   17.70% = |_    1000     _|     |_   3.99    _|  -1

                                    _             _
                                   |  1917.424141  |
                                   | ------------- |
             Cumulative   91.74% = |_    1000     _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Janus
Consultant II           Aggressive
                        Growth

                                         From             02-Jan-94
                                         to               31-Dec-97

                                         # of years      3.994524298

                            $ Value      Unit Value      # Units      End Value
Initial Deposit  02-Jan-94       1000            11.62   86.05851979
                 31-Dec-94                   13.530598             0
                 31-Dec-95                   17.001632             0
                 31-Dec-96                   18.089226             0
                 31-Dec-97                   20.087414             0

Resulting Value  31-Dec-97                   20.087414   86.05851979  $1,728.69

    No Surrender Charges. Surrender Value = End Value      $1,728.69
                                        annualized             14.69%
                                        cumulative             72.87%

                                      _             _       _          _
Formulas                             |  1728.693115  |  ^  |      1     |
                                     | ------------- |     | ---------- |
               Annualized   14.69% = |_     1000    _|     |_   3.99   _| -1

                                      _             _
                                     |  1728.693115  |
                                     | ------------- |
               Cumulative   72.87% = |_    1000     _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Janus
Consultant II           Growth


                                         From           02-Jan-94
                                         to             31-Dec-97

                                         # of years    3.994524298

                            $ Value      Unit Value    # Units       End Value
Initial Deposit  02-Jan-94       1000           10.31   96.99321048
                 31-Dec-94                  10.453606             0
                 31-Dec-95                  13.412026             0
                 31-Dec-96                  15.658276             0
                 31-Dec-97                  18.943855             0

Resulting Value  31-Dec-97                  18.943855   96.99321048  $1,837.43

    No Surrender Charges. Surrender Value = End Value      $1,837.43
                                        annualized            16.45%
                                        cumulative            83.74%

                                     _             _       _           _
Formulas                            |  1837.425315  |  ^  |      1      |
                                    | ------------- |     | ----------- |
              Annualized   16.45% = |_     1000    _|     |_    3.99   _|  -1

                                     _             _
                                    |  1837.425315  |
                                    | ------------- |
              Cumulative   83.74% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Scudder Kemper
Consultant II           Bond


                                          From           02-Jan-94
                                          to             31-Dec-97

                                          # of years    3.994524298

                            $ Value       Unit Value    # Units      End Value
Initial Deposit  02-Jan-94       1000             7.4   135.1351351
                 31-Dec-94                   6.963974             0
                 31-Dec-95                   8.111182             0
                 31-Dec-96                   8.219548             0
                 31-Dec-97                   8.838511             0

Resulting Value  31-Dec-97                   8.838511    135.135135  $1,194.39

    No Surrender Charges. Surrender Value = End Value     $1,194.39
                                        annualized            4.55%
                                        cumulative           19.44%

                                     _             _       _          _
Formulas                            |  1194.393378  |  ^  |      1     |
                                    | ------------- |     | ---------- |
              Annualized    4.55% = |_     1000    _|     |_   3.99   _|  -1

                                     _             _
                                    |  1194.393378  |
                                    | ------------- |
              Cumulative   19.44% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Scudder Kemper
Consultant II           Balanced


                                         From            02-Jan-94
                                         to              31-Dec-97

                                         # of years     3.994524298

                            $ Value      Unit Value     # Units      End Value
Initial Deposit  02-Jan-94       1000           10.17   98.32841691
                 31-Dec-94                   9.876874             0
                 31-Dec-95                  12.331120             0
                 31-Dec-96                  13.598321             0
                 31-Dec-97                  16.647384             0

Resulting Value  31-Dec-97                  16.647384   98.32841691  $1,636.91

    No Surrender Charges. Surrender Value = End Value     $1,636.91
                                        annualized           13.13%
                                        cumulative           63.69%

                                    _             _       _           _
Formulas                           |  1636.910914  |  ^  |      1      |
                                   | ------------- |     | ----------- |
             Annualized   13.13% = |_     1000    _|     |_   3.99    _|  -1

                                    _             _
                                   |  1636.910914  |
                                   | ------------- |
             Cumulative   63.69% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Fidelity
Consultant II           Overseas


                                         From            02-Jan-94
                                         to              31-Dec-97

                                         # of years     3.994524298

                            $ Value      Unit Value     # Units      End Value
Initial Deposit  02-Jan-94       1000           15.54   64.35006435
                 31-Dec-94                  15.522014             0
                 31-Dec-95                  16.779578             0
                 31-Dec-96                  18.723785             0
                 31-Dec-97                   20.58734             0

Resulting Value  31-Dec-97                   20.58734   64.35006435  $1,324.80

    No Surrender Charges. Surrender Value = End Value     $1,324.80
                                        annualized            7.30%
                                        cumulative           32.48%

                                     _             _       _           _
Formulas                            |  1324.796654  |  ^  |      1      |
                                    | ------------- |     | ----------- |
              Annualized    7.30% = |_     1000    _|     |_   3.99    _|  -1

                                     _             _
                                    |  1324.796654  |
                                    | ------------- |
              Cumulative   32.48% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Fidelity
Consultant II           Asset
                        Manager

                                         From             02-Jan-94
                                         to               31-Dec-97

                                         # of years      3.994524298

                             $ Value     Unit Value      # Units      End Value
Initial Deposit  02-Jan-94        1000           15.39   64.97725796
                 31-Dec-94                   14.273975             0
                 31-Dec-95                   16.454450             0
                 31-Dec-96                   18.585943             0
                 31-Dec-97                   22.101947             0

Resulting Value  31-Dec-97                   22.101947   64.97725796  $1,436.12

    No Surrender Charges. Surrender Value = End Value     $1,436.12
                                        annualized            9.49%
                                        cumulative           43.61%

                                     _          _         _          _
Formulas                            |   1436.12  |   ^   |      1     |
                                    | ---------- |       | ---------- |
              Annualized    9.49% = |_   1000   _|       |_   3.99   _|  -1

                                     _          _
                                    |   1436.12  |
                                    | ---------- |
              Cumulative   43.61% = |_   1000   _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Fidelity
Consultant II           Equity
                        Income

                                        From             02-Jan-94
                                        to               31-Dec-97

                                        # of years      3.994524298

                            $ Value     Unit Value      # Units      End Value
Initial Deposit  02-Jan-94       1000           15.38   65.01950585
                 31-Dec-94                  16.294805             0
                 31-Dec-95                  21.696878             0
                 31-Dec-96                   24.43881             0
                 31-Dec-97                  30.858255             0

Resulting Value  31-Dec-97                  30.858255   65.01950585  $2,006.39

    No Surrender Charges. Surrender Value = End Value      $2,006.39
                                        annualized            19.05%
                                        cumulative           100.64%

                                     _             _       _           _
Formulas                            |  2006.388492  |  ^  |      1      |
                                    | ------------- |     | ----------- |
              Annualized   19.05% = |_     1000    _|     |_   3.99    _|  -1

                                     _             _
                                    |  2006.388492  |
                                    | ------------- |
              Cumulative  100.64% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Fidelity
Consultant II           Growth


                                         From             02-Jan-94
                                         to               31-Dec-97

                                         # of years      3.994524298

                             $ Value     Unit Value      # Units      End Value
Initial Deposit  02-Jan-94        1000           22.88   43.70629371
                 31-Dec-94                   22.745900             0
                 31-Dec-95                   30.347746             0
                 31-Dec-96                   34.309183             0
                 31-Dec-97                   41.756709             0

Resulting Value  31-Dec-97                   41.756709   43.70629371  $1,825.03

    No Surrender Charges. Surrender Value = End Value     $1,825.03
                                        annualized           16.25%
                                        cumulative           82.50%

                                     _             _       _           _
Formulas                            |  1825.030988  |  ^  |       1     |
                                    | ------------- |     | ----------- |
              Annualized   16.25% = |_     1000    _|     |_    3.99   _|  -1

                                     _             _
                                    |  1825.030988  |
                                    | ------------- |
              Cumulative   82.50% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                         Fidelity
Consultant II            Contrafund


                                         From             01-May-96
                                         to               31-Dec-97

                                         # of years      1.667351129

                             $ Value     Unit Value      # Units      End Value
Initial Deposit  01-May-96        1000           14.72   67.93478261
                 31-Dec-96                   16.400618             0
                 31-Dec-97                   20.067538             0

Resulting Value  31-Dec-97                   20.067538   67.93478261  $1,363.28

    No Surrender Charges. Surrender Value = End Value     $1,363.28
                                        annualized           20.43%
                                        cumulative           36.33%

                                     _             _       _           _
Formulas                            |  1363.283832  |  ^  |      1      |
                                    | ------------- |     | ----------- |
              Annualized   20.43% = |_     1000    _|     |_   1.67    _|  -1

                                     _             _
                                    |  1363.283832  |
                                    | ------------- |
              Cumulative   36.33% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Federated
Consultant II           Corporate
                        Bond

                                         From             01-Mar-94
                                         to               31-Dec-97

                                         # of years      3.835728953

                             $ Value     Unit Value      # Units      End Value
Initial Deposit  01-Mar-94        1000           9.96    100.4016064
                 31-Dec-94                   9.484714              0
                 31-Dec-95                  11.253638              0
                 31-Dec-96                  12.679162              0
                 31-Dec-97                   14.22556              0

Resulting Value  31-Dec-97                   14.22556    100.4016064  $1,428.27

    No Surrender Charges. Surrender Value = End Value     $1,428.27
                                        annualized            9.74%
                                        cumulative           42.83%

                                     _             _       _            _
Formulas                            |  1428.269076  |  ^  |       1      |
                                    | ------------- |     | ------------ |
              Annualized    9.74% = |_     1000    _|     |_    3.84    _|  -1

                                     _             _
                                    |  1428.269076  |
                                    | ------------- |
              Cumulative   42.83% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Federated
Consultant II           Utility


                                         From             11-Feb-94
                                         to               31-Dec-97

                                         # of years      3.885010267

                             $ Value     Unit Value      # Units     End Value
Initial Deposit  11-Feb-94        1000           10            100
                 31-Dec-94                 9.542444              0
                 31-Dec-95                11.679787              0
                 31-Dec-96                12.842796              0
                 31-Dec-97                16.029712              0

Resulting Value  31-Dec-97                16.029712            100   $1,602.97

    No Surrender Charges. Surrender Value = End Value    $1,602.97
                                        annualized          12.92%
                                        cumulative          60.30%

                                     _           _         _           _
Formulas                            |  1602.9712  |   ^   |      1      |
                                    | ----------- |       | ----------- |
              Annualized   12.92% = |_    1000   _|       |_   3.89    _|  -1

                                     _           _
                                    |  1602.9712  |
                                    | ----------- |
              Cumulative   60.30% = |_    1000   _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.


                        Federated
Consultant II           US Government
                        Bond

                                         From            28-Mar-94
                                         to              31-Dec-97

                                         # of years     3.761806982

                             $ Value     Unit Value     # Units      End Value
Initial Deposit  28-Mar-94        1000           9.99   100.1001001
                 31-Dec-94                  10.139068             0
                 31-Dec-95                  10.869670             0
                 31-Dec-96                  11.163389             0
                 31-Dec-97                  11.946952             0

Resulting Value  31-Dec-97                  11.946952   100.1001001   $1,195.89

    No Surrender Charges. Surrender Value = End Value    1,195.89
                                        annualized          4.87%
                                        cumulative         19.59%

                                     _             _       _            _
Formulas                            |  1195.891091  |  ^  |       1      |
                                    |-------------- |     | ------------ |
              Annualized    4.87% = |_     1000    _|     |_    3.76    _|  -1

                                     _             _
                                    |  1195.891091  |
                                    | ------------- |
              Cumulative   19.59% = |_     1000    _|  -1


This schedule reflects the actual historical performance of the Portfolio since the inception of the Subaccount and the fees and charges under the Contract. For purposes of this schedule, the portion of the annual administration charge allocable to this Subaccount was expressed as an equivalent daily rate.